Financial Data

AT&T Inc.
Consolidated Statements of Income
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2010	12/31/2009	% Chg	12/31/2010	12/31/2009	% Chg
Operating Revenues
Wireless service	$13,799	$12,585	9.6%	$53,510	$48,563	10.2%
Voice	6,644	7,623	-12.8%	28,315	32,324	-12.4%
Data	7,072	6,508	8.7%	27,479	25,561	7.5%
Directory	926	1,102	-16.0%	3,935	4,724	-16.7%
Other	2,920	2,890	1.0%	11,041	11,341	-2.6%
Total Operating Revenues	31,361	30,708	2.1%	124,280	122,513	1.4%

Operating Expenses
Cost of services and sales (exclusive of depreciation and amortization shown separately below)	13,897	12,973	7.1%	52,263	50,571	3.3%
Selling, general and administrative	10,469	8,205	27.6%	33,065	31,427	5.2%
Depreciation and amortization	4,907	4,966	-1.2%	19,379	19,515	-0.7%
Total Operating Expenses	29,273	26,144	12.0%	104,707	101,513	3.1%
Operating Income	2,088	4,564	-54.3%	19,573	21,000	-6.8%
Interest Expense	746	795	-6.2%	2,994	3,368	-11.1%
Equity in Net Income of Affiliates	133	185	-28.1%	762	734	3.8%
Other Income (Expense) - Net	72	107	-32.7%	897	152	-
Income from Continuing Operations Before Income Taxes	1,547	4,061	-61.9%	18,238	18,518	-1.5%
Income Tax (Benefit) Expense	388	1,271	-69.5%	(1,162)	6,091	-
Income from Continuing Operations	1,159	2,790	-58.5%	19,400	12,427	56.1%
Income from Discontinued Operations, net of tax	2	14	-85.7%	779	20	-
Net Income	1,161	2,804	-58.6%	20,179	12,447	62.1%
Less: Net Income Attributable to Noncontrolling Interest	(72)	(74)	2.7%	(315)	(309)	-1.9%
Net Income Attributable to AT&T	$1,089	$2,730	-60.1%	$19,864	$12,138	63.7%

Basic Earnings Per Share from Continuing Operations Attributable to AT&T	$0.18	$0.46	-60.9%	$3.23	$2.06	56.8%
Basic Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	0.13	-	-
Basic Earnings Per Share Attributable to AT&T	$0.18	$0.46	-60.9%	$3.36	$2.06	63.1%
Weighted Average Common Shares Outstanding (000,000)	5,915	5,901	0.2%	5,913	5,900	0.2%

Diluted Earnings Per Share from Continuing Operations Attributable to AT&T	$0.18	$0.46	-60.9%	$3.22	$2.05	57.1%
Diluted Earnings Per Share from Discontinued Operations Attributable to AT&T	-	-	-	0.13	-	-
Diluted Earnings Per Share Attributable to AT&T	$0.18	$0.46	-60.9%	$3.35	$2.05	63.4%
Weighted Average Common Shares Outstanding with Dilution (000,000)	5,941	5,927	0.2%	5,938	5,924	0.2%

Financial Data

AT&T Inc.
Statements of Segment Income
Dollars in millions
Unaudited
	Three Months Ended			Twelve Months Ended

Wireless	12/31/2010	12/31/2009	% Chg	12/31/2010	12/31/2009	% Chg
Segment Operating Revenues
Service	$13,799	$12,585	9.6%	$53,510	$48,563	10.2%
Equipment	1,382	1,232	12.2%	4,990	4,941	1.0%
Total Segment Operating Revenues	15,181	13,817	9.9%	58,500	53,504	9.3%

Segment Operating Expenses
Operations and support	9,988	8,695	14.9%	36,746	33,631	9.3%
Depreciation and amortization	1,721	1,550	11.0%	6,497	6,043	7.5%
Total Segment Operating Expenses	11,709	10,245	14.3%	43,243	39,674	9.0%
Segment Operating Income	3,472	3,572	-2.8%	15,257	13,830	10.3%
Equity in Net Income (Loss) of Affiliates	(5)	9	-	9	9	-
Segment Income	$3,467	$3,581	-3.2%	$15,266	$13,839	10.3%

Segment Operating Income Margin	22.9%	25.9%		26.1%	25.8%

Wireline
Segment Operating Revenues
Voice	$6,644	$7,623	-12.8%	$28,315	$32,324	-12.4%
Data	7,072	6,508	8.7%	27,479	25,561	7.5%
Other	1,394	1,483	-6.0%	5,408	5,629	-3.9%
Total Segment Operating Revenues	15,110	15,614	-3.2%	61,202	63,514	-3.6%

Segment Operating Expenses
Operations and support	10,055	10,470	-4.0%	41,008	42,352	-3.2%
Depreciation and amortization	3,092	3,217	-3.9%	12,371	12,743	-2.9%
Total Segment Operating Expenses	13,147	13,687	-3.9%	53,379	55,095	-3.1%
Segment Operating Income	1,963	1,927	1.9%	7,823	8,419	-7.1%
Equity in Net Income of Affiliates	4	-	-	11	17	-35.3%
Segment Income	$1,967	$1,927	2.1%	$7,834	$8,436	-7.1%

Segment Operating Income Margin	13.0%	12.3%		12.8%	13.3%

Advertising Solutions
Segment Operating Revenues	$926	$1,102	-16.0%	$3,935	$4,724	-16.7%

Segment Operating Expenses
Operations and support	626	650	-3.7%	2,583	2,743	-5.8%
Depreciation and amortization	104	150	-30.7%	497	650	-23.5%
Total Segment Operating Expenses	730	800	-8.8%	3,080	3,393	-9.2%
Segment Income	$196	$302	-35.1%	$855	$1,331	-35.8%

Segment Income Margin	21.2%	27.4%		21.7%	28.2%

Other
Segment Operating Revenues	$144	$175	-17.7%	$643	$771	-16.6%
Segment Operating Expenses	1,166	1,197	-2.6%	2,484	3,136	-20.8%
Segment Operating Income (Loss)	(1,022)	(1,022)	-	(1,841)	(2,365)	22.2%
Equity in Net Income of Affiliates	134	176	-23.9%	742	708	4.8%
Segment Income (Loss) from Continuing Operations	$(888)	$(846)	-5.0%	$(1,099)	$(1,657)	33.7%

Financial Data

AT&T Inc.
Consolidated Balance Sheets
Dollars in millions except per share amounts
	12/31/10	12/31/09
	Unaudited

Assets
Current Assets
Cash and cash equivalents	$1,437	$3,741
Accounts receivable - net of allowances for
doubtful accounts of $957 and $1,202	13,610	14,845
Prepaid expenses	1,458	1,562
Deferred income taxes	1,170	1,247
Other current assets	2,276	3,792
Total current assets	19,951	25,187
Property, Plant and Equipment - Net	103,963	100,286
Goodwill	73,601	72,782
Licenses	50,372	48,741
Customer Lists and Relationships - Net	4,708	7,393
Other Intangible Assets - Net	5,440	5,494
Investments in Equity Affiliates	4,515	2,921
Other Assets	6,704	6,275
Total Assets	$269,254	$269,079

Liabilities and Stockholders' Equity
Current Liabilities
Debt maturing within one year	$7,196	$7,361
Accounts payable and accrued liabilities	20,055	21,260
Advanced billing and customer deposits	4,086	4,170
Accrued taxes	72	1,681
Dividends payable	2,542	2,479
Total current liabilities	33,951	36,951
Long-Term Debt	58,971	64,720
Deferred Credits and Other Noncurrent Liabilities
Deferred income taxes	22,361	23,870
Postemployment benefit obligation	28,803	27,847
Other noncurrent liabilities	12,743	13,226
Total deferred credits and other noncurrent liabilities	63,907	64,943
Stockholders' Equity
Common stock	6,495	6,495
Additional paid-in capital	91,731	91,707
Retained earnings	32,268	22,419
Treasury stock	(21,083)	(21,260)
Accumulated other comprehensive income	2,711	2,679
Noncontrolling interest	303	425
Total stockholders' equity	112,425	102,465
Total Liabilities and Stockholders' Equity	$269,254	$269,079

Financial Data

AT&T Inc.
Consolidated Statements of Cash Flows
Dollars in millions, increase (decrease) in cash and cash equivalents
Unaudited
	2010	2009	2008
Operating Activities
Net income (loss)	$20,179	$12,447	$(2,364)
Adjustments to reconcile net income (loss) to
net cash provided by operating activities:
Depreciation and amortization	19,379	19,515	19,673
Undistributed earnings from investments in equity affiliates	(603)	(419)	(654)
Provision for uncollectible accounts	1,334	1,762	1,795
Deferred income tax expense (benefit) and noncurrent
unrecognized tax benefits	(3,280)	1,885	(4,202)
Net (gain) loss from impairment and sale of investments	(802)	-	517
Remeasurement of pension and postretirement benefits	2,521	215	25,150
(Income) Loss from discontinued operations	(779)	(20)	2
Changes in operating assets and liabilities:
Accounts receivable	(99)	(490)	(1,475)
Other current assets	717	(617)	1,854
Accounts payable and accrued liabilities	(2,414)	943	(4,456)
Net income attributable to noncontrolling interest	(315)	(309)	(261)
Other - net	(845)	(507)	(1,969)
Total adjustments	14,814	21,958	35,974
Net Cash Provided by Operating Activities	34,993	34,405	33,610

Investing Activities
Construction and capital expenditures:
Capital expenditures	(19,530)	(16,554)	(19,631)
Interest during construction	(772)	(740)	(659)
Acquisitions, net of cash acquired	(2,906)	(983)	(10,972)
Dispositions	1,830	287	1,615
(Purchases) and sales of securities, net	(100)	55	68
Sale of other investments	-	-	436
Other	29	52	45
Net Cash Used in Investing Activities	(21,449)	(17,883)	(29,098)

Financing Activities
Net change in short-term borrowings with
original maturities of three months or less	1,592	(3,910)	2,017
Issuance of long-term debt	2,235	8,161	12,416
Repayment of long-term debt	(9,294)	(8,652)	(4,009)
Purchase of treasury shares	-	-	(6,077)
Issuance of treasury shares	50	28	319
Dividends paid	(9,916)	(9,670)	(9,507)
Share-based payment excess tax benefit	-	-	15
Other	(515)	(465)	136
Net Cash Used in Financing Activities	(15,848)	(14,508)	(4,690)
Net increase (decrease) in cash and cash equivalents	(2,304)	2,014	(178)
Cash and cash equivalents beginning of year	3,741	1,727	1,905
Cash and Cash Equivalents End of Year	$1,437	$3,741	$1,727

Financial Data

AT&T Inc.
Supplementary Operating and Financial Data
Dollars in millions except per share amounts
Unaudited	Three Months Ended			Twelve Months Ended
	12/31/2010	12/31/2009	% Chg	12/31/2010	12/31/2009	% Chg

Wireless
Wireless Customers (000)				95,536	85,120	12.2%
Net Customer Additions (000)	2,803	2,661	5.3%	8,853	7,278	21.6%
M&A Activity, Partitioned Customers and Other Adjs. (000)	(28)	863		1,563	833
Total Churn7	1.32%	1.42%	-10 BP	1.31%	1.47%	-16 BP
Postpaid Customers (000)7				68,041	64,627	5.3%
Net Postpaid Customer Additions (000)7	400	841	-52.4%	2,153	4,199	-48.7%
Postpaid Churn7	1.15%	1.15%	0 BP	1.09%	1.13%	-4 BP
Licensed POPs (000,000)				308	306	0.7%
Prepaid Customers (including tablets) (000)7				6,524	5,350	21.9%
Net Prepaid Customer Additions (including tablets) (000)7	307	(58)		952	(801)
Connected Devices Customers (000)7				9,326	4,704	98.3%
Net Connected Devices Customer Additions (000)7	1,501	1,394	7.7%	4,608	2,077

In-Region Wireline 1
Total Consumer Revenue Connections (000)
Retail Consumer Voice Connections 2				24,195	27,332	-11.5%
Consumer Wireline Broadband Connections 3				14,320	13,717	4.4%
Video Connections: 4
Satellite Connections				1,930	2,174	-11.2%
U-verse Video Connections				2,985	2,064	44.6%
Total Consumer Revenue Connections (000)				43,430	45,287	-4.1%

Net Consumer Revenue Connection Changes (000)	(303)	(372)	18.5%	(1,857)	(1,756)	-5.8%

Broadband and Video
Total Broadband Connections (000) 5				17,755	17,254	2.9%
Net Broadband Connection Changes (000) 5	193	171	12.9%	501	989	-49.3%
Total Video Connections (000) 4				4,917	4,239	16.0%
Net Video Connection Changes (000) 4	182	227	-19.8%	678	1,004	-32.5%

AT&T Inc.
Construction and capital expenditures
Capital expenditures	$6,360	$5,520	15.2%	$19,530	$16,554	18.0%
Interest during construction	$195	$187	4.3%	$772	$740	4.3%
Dividends Declared per Share	$0.4300	$0.4200	2.4%	$1.6900	$1.6500	2.4%
End of Period Common Shares Outstanding (000,000)				5,911	5,902	0.2%
Debt Ratio 6				37.0%	41.3%	-430 BP
Total Employees				266,590	282,720	-5.7%

1	In-region wireline represents access lines served by AT&T's incumbent local exchange companies.
2	Includes consumer U-verse Voice over Internet Protocol connections of 1,680 as of December 31, 2010.
3	Consumer wireline broadband connections include DSL lines, U-verse High Speed Internet access and satellite broadband.
4	Video connections include sales under agency agreements with EchoStar and DirecTV customers and U-verse connections.
5	Total broadband connections include DSL lines, U-verse High Speed Internet access, satellite broadband and 3G LaptopConnect cards.
6	Total long-term debt plus debt maturing within one year divided by total debt plus total stockholders' equity.
7	Prior year amounts restated to conform to current period reporting methodology.
Note: For the end of 4Q10, total switched access lines were 43,678, retail business switched access lines totaled 18,733, and wholesale and coin switched access lines totaled 2,430. These include 1,699 retail business and 95 wholesale lines that are used solely by AT&T or our subsidiaries.